EXHIBIT 10.3

EXECUTION COPY

INTERCREDITOR AND SUBORDINATION AGREEMENT

THIS INTERCREDITOR AND SUBORDINATION AGREEMENT, dated as of May 30, 2008 (this “Agreement”) by and among NPIL Pharma Inc., a Delaware corporation (together with any successor or assigns thereof or any subsequent holder of the Subordinated Obligations referred to below, the “Subordinated Lender”), RXELITE, INC., a Delaware corporation (the “Company”), each subsidiary of the Company listed on the signature pages hereto (each a "Guarantor" and collectively, the "Guarantors"; together with the Company and their respective successors and assigns (including any trustee or debtor-in-possession for or of any such Person), being collectively, the “Obligors” and each an “Obligor”), and CASTLERIGG MASTER INVESTMENTS LTD., a British Virgin Islands company, in its capacity as collateral agent (in such capacity, together with any successors or assigns, the “Senior Agent”) for the Senior Creditors under the Senior Transaction Documents (as such terms are defined below).

The parties hereto hereby agree as follows:

1. Definitions. Unless otherwise defined herein, terms defined in the Senior Notes or the Securities Purchase Agreement (each as defined below) and used herein shall have the meanings given to them in the Senior Notes and the Securities Purchase Agreement. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section references are to this Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. In addition, the following terms shall have the following meanings:

“Bankruptcy Code”: United States Bankruptcy Code (11 U.S.C. § 101 et seq.), as amended from time to time.

“Collateral”: collectively, any and all property from time to time subject to security interests or liens to secure payment or performance of the Senior Obligations or the Subordinated Obligations.

“Company”: has the meaning set forth in the preamble to this Agreement.

“Insolvency Event”: (a) any Obligor or any of its Subsidiaries commencing any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Obligor or any of its Subsidiaries making a general assignment for the benefit of its creditors; or (b) there being commenced against any Obligor or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (a) above; or (c) there being commenced against any Obligor or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets; or (d) any Obligor or any of its Subsidiaries taking any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (a), (b) or (c) above; or (e) any Obligor or any of its Subsidiaries is generally not paying, or being unable to pay, or admitting in writing its inability to pay, its debts as they become due.

“Insolvency Proceeding” : any case, proceeding or other action of the type described in the definition of Insolvency Event.

“Obligor” and “Obligors”: have the respective meanings set forth in the preamble to this Agreement.

“Postpetition Interest”: any interest or entitlement to fees or expenses that accrues after the commencement of any Insolvency Proceeding, whether or not such interest or fees are allowed or allowable as a claim in such proceeding.

“Securities Purchase Agreement”: that certain Securities Purchase Agreement, dated as of December 31, 2007 by and among the Company and the Buyers, as the same may be amended, restated, replaced, modified or supplemented from time to time, including, without limitation, amendments, modifications, supplements, restatements and/or replacements thereof giving effect to increases, renewals, extensions, refundings, deferrals, restructurings, replacements or refinancings of, or additions to, the arrangements provided in any such Securities Purchase Agreement (whether provided by the original Senior Creditor, successors to the Senior Creditors or any other buyers). Reference herein to the Securities Purchase Agreement shall be deemed to mean and include any and all documentation executed and/or delivered in connection with any refinancings or reconstitutions of the Securities Purchase Agreement.

“Senior Agent” has the meaning set forth in the preamble to this Agreement.

“Senior Creditor” any "Buyer" (as such term is defined in the Securities Purchase Agreement) or any other holder of the Senior Notes, the Senior Agent, and/or any other provider of any other financial accommodations under the Senior Transaction Documents, in each case, together with any successors or assigns thereof, and “Senior Creditors” shall mean all such institutions collectively; provided, that references herein to Senior Creditors shall mean and include any replacement agents, holders of the Senior Notes or other providers of other financial accommodations in connection with any refinancing or reconstitution of the Senior Obligations.

“Senior Default”: any default or event of default which would result in the Senior Obligations becoming, or permit the holders of any of the Senior Obligations to declare the Senior Obligations (or any of them) to be, due and payable prior to their stated maturity date or require the Obligors or any Subsidiary thereof to repurchase such Senior Obligations prior to their stated maturity date, or any event or condition which with the giving of notice or passage of time would become any such default or event of default.

“Senior Notes”: means the "Notes" as such term is defined in the Securities Purchase Agreement and any other note from time to time made by the Company in favor of the Senior Creditors evidencing the Senior Obligations, in each case, as the same may be amended, restated or otherwise modified in accordance with the terms hereof (together with any extensions, reissuances, increases or renewals thereto or thereof). Reference herein to Senior Notes shall be deemed to mean and include any promissory notes or similar documents executed and/or delivered in connection with any refinancings or reconstitutions of the Senior Transaction Documents.

“Senior Obligations”: all obligations (including, without limitation, the due performance and observance by each Obligor of all of its other obligations from time to time existing in respect of any of the Transaction Documents) and liabilities of whatever kind or nature owing by any of the Obligors and/or their Subsidiaries to the Senior Agent or any of the other Senior Creditors under or pursuant to this Agreement and any of the Senior Transaction Documents (including, without limitation, in respect of interest accruing at any default rate and any Postpetition Interest), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, whether arising under, out of, or in connection with, the Securities Purchase Agreement, the Senior Notes, this Agreement, the other Senior Transaction Documents or any other document made, delivered or given by any Obligor, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Senior Agent and Senior Creditors that are required to be paid by the Obligors pursuant to the terms of the Securities Purchase Agreement, this Agreement or any other Senior Transaction Document, and all professionals fees in connection with the administration of any Insolvency Proceeding involving any Obligor, whether or not allowed or allowable as a claim in any such proceeding).

“Senior Security Documents”: all documents and instruments (including, any guarantees made in favor of the Senior Agent), now existing or hereafter arising, which create or purport to create a security interest in property to secure payment or performance of the Senior Obligations, in each case, as amended, restated or otherwise modified from time to time, together with any similar agreements executed in connection with any refinancing of the Senior Obligations. Reference herein to Senior Security Documents shall be deemed to mean and include any and all such documentation executed and/or delivered in connection with any refinancings or reconstitutions of the Senior Transaction Documents.

“Senior Termination Date”: the date on which all Senior Transaction Documents and all obligations of the Senior Agent and the other Senior Creditors to make any financial accommodations under any and all Senior Transaction Documents are irrevocably terminated and all of the Senior Obligations are paid in full in cash.

“Senior Transaction Documents”: the Securities Purchase Agreement, the Senior Notes, the Senior Security Documents and all other instruments, documents and agreements that from time to time evidence the Senior Obligations and/or are executed and/or delivered by the Obligors or any of their Subsidiaries in connection therewith, in each case, as the same may be amended, modified or supplemented from time to time, including, without limitation, amendments, modifications, supplements and restatements thereof giving effect to increases, renewals, extensions, refundings, deferrals, restructurings, replacements or refinancings of, or additions to, the arrangements provided in such Senior Transaction Documents (whether provided by the original Senior Creditors, successors to the Senior Creditors or other lenders). Reference herein to Senior Transaction Documents shall be deemed to mean and include any and all documentation executed and/or delivered in connection with any refinancings or reconstitutions of the Senior Transaction Documents.

“Subordinated Credit Agreement”: that certain Loan and Security Agreement dated as of May 30, 2008 by and between the Company and the Subordinated Lender, as the same may be amended, restated, replaced, modified or supplemented from time to time in accordance with the terms hereof. Reference herein to the Subordinated Credit Agreement shall be deemed to mean and include any and all documentation executed and/or delivered in connection with any refinancings or reconstitutions of the Subordinated Credit Agreement.

“Subordinated Guaranty”: any guaranty, keep well agreement, hypothecation or pledge agreement or other agreement to guaranty, pledge assets or otherwise ensure payment of the Subordinated Obligations issued or made by and/or binding upon any of the Obligors or any of their properties and “Subordinated Guaranties” means all such agreements, collectively. References herein to the Subordinated Guaranties shall be deemed to mean and include any and all other guaranties or similar documentation executed and/or delivered in connection with any refinancings or reconstitutions of the Subordinated Loan Documents.

“Subordinated Lender”: has the meaning set forth in the preamble to this Agreement.

“Subordinated Loan”: the loans made by the Subordinated Lender to the Company from time to time pursuant to the Subordinated Loan Documents.

“Subordinated Loan Documents”: collectively, the Subordinated Credit Agreement, the Subordinated Note, the Subordinated Security Documents, the Subordinated Guaranties and any other documents or instruments executed or binding upon the Obligors or their properties that from time to time evidence the Subordinated Obligations or secure or support payment or performance thereof, in each case, as amended, restated or otherwise modified in accordance with the terms hereof. References herein to the Subordinated Loan Documents shall be deemed to mean and include any and all documentation executed and/or delivered in connection with any refinancings or reconstitutions of the Subordinated Loan Documents.

“Subordinated Note”: that certain Secured Promissory Note dated May 30, 2008 executed by the Company in favor of the Subordinated Lender in the original principal amount of $3,000,000, and any other promissory note from time to time made by any Obligor in favor of the Subordinated Lender evidencing the Subordinated Obligations, in each case, as the same may be amended, restated or otherwise modified in accordance with the terms hereof. Reference herein to Subordinated Note shall be deemed to mean and include any and all similar documentation executed and/or delivered in connection with any refinancings or reconstitutions of the Subordinated Note.

“Subordinated Obligations”: all obligations and liabilities of whatever kind or nature owing by any of the Obligors and/or their Subsidiaries to the Subordinated Lender under or pursuant to any of the Subordinated Loan Documents (including, without limitation, interest accruing at the then applicable rate provided in the Subordinated Credit Agreement after the maturity of the Subordinated Loans and interest accruing at the then applicable rate provided in the Subordinated Note after the filing of any petition in bankruptcy, or the commencement of any Insolvency Proceeding relating to any Obligor or any Subsidiary thereof, whether or not a claim for Postpetition Interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Subordinated Note, this Agreement, or any other Subordinated Loan Document, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Subordinated Lender that are required to be paid by any Obligor pursuant to the terms of the Subordinated Note, this Agreement or any other Subordinated Loan Document).

“Subordinated Security Documents”: collectively, (a) the Subordinated Credit Agreement and (b) any other documents executed by any Obligor or any Subsidiary thereof with the prior written consent of the Senior Agent that from time to time secure payment or performance of the Subordinated Obligations, in each case, as the same may be amended, restated or otherwise modified in accordance with the terms hereof. References herein to the Subordinated Security Documents shall be deemed to mean and include any and all such similar documentation executed and/or delivered in connection with any refinancings or reconstitutions of the Subordinated Loan Documents.

2. Subordination.

(a) Except as otherwise expressly permitted pursuant to Section 3(a) hereof, each Obligor and the Subordinated Lender hereby agrees, for itself and each future holder of the Subordinated Obligations, that (i) other than with respect to the accrual and capitalization of interest on the Subordinated Obligations, and (y) the funding by the Subordinated Lender of any Loans permitted pursuant to the terms of the Subordinated Credit Agreements as in effect in the date hereof, no Obligor shall request or accept and the Subordinated Lender shall not make or extend, any additional loans, advances, letters of credit, bankers acceptance or any other extension of credit to or for the benefit of any Obligor at any time from and after the date of this Agreement, and (ii) all Subordinated Obligations are expressly “subordinate and junior in right of payment” (as that phrase is defined in Section 2(b) hereof) to all Senior Obligations. This Agreement shall be deemed to constitute a “subordination agreement” under and within the meaning of Section 510 of the Bankruptcy Code.

(b) “Subordinate and Junior in Right of Payment” means that (i) no part of the Subordinated Obligations shall have any claim to the assets of any Obligor or any of its Subsidiaries (including, without limitation, assets purchased with the proceeds of the Subordinated Loan) on a parity with or prior to the claim of the Senior Obligations regardless of how any such claim arises, whether by grant, statute, operation of law, subrogation or otherwise, and (ii) unless and until the Senior Termination Date shall have occurred, without the express prior written consent of the Senior Agent: (A) no Subordinated Lender will take, demand or receive from any Obligor or any Subsidiary of any Obligor, and no Obligor shall or shall permit any of its Subsidiaries to, make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, any payment of (of whatever kind or nature, whether in cash, property, securities or otherwise) or give any security for (except such security as granted under the Subordinated Credit Agreement as of the date hereof) the whole or any part of the Subordinated Obligations, including, without limitation, any letter of credit or similar credit support facility to support payment of the Subordinated Obligations; (B) no Subordinated Lender will accelerate for any reason the scheduled maturities of any amount owing under the Subordinated Obligations; it being agreed however that the Subordinated Lender may accelerate the Subordinate Obligations if and to the extent the Senior Creditors shall have accelerated the Senior Obligations; or (C) exercise any rights with respect to the Collateral securing the Subordinated Obligations or any other assets or properties of any Obligor, commence or prosecute any enforcement of any rights or remedies under the Subordinated Loan Documents, including the rights of set-off or recoupment, or exercise any rights or remedies of a secured creditor under the Uniform Commercial Code of any applicable jurisdiction or the Bankruptcy Code.

(c) The expressions “prior payment in full,” “payment in full,” “paid in full” and any other similar terms or phrases when used in this Agreement with respect to the Senior Obligations shall mean the termination of all commitments of the Senior Creditors to extend credit to the Obligors thereunder and the payment in full, in immediately available funds, of all of the Senior Obligations.

3. Permitted Payments.

(a)The Subordinated Lender shall not accept from Obligors any payments of principal, interest, fees on the Subordinated Obligations or any other amount owed by any Obligor to the Subordinated Lender, but may accrue and capitalize interest, fees and expenses on the Subordinated Obligations in accordance with the provisions of the Subordinated Credit Agreement as in effect on the date hereof, provided that upon the payment in full of all the Senior Obligations, the Obligors may make regularly scheduled interest payments in cash to the Subordinated Lender. Other than as expressly set forth immediately above in this Section 3(a), no payments, proceeds or distributions shall be made by any Obligor or any Subsidiary thereof or accepted by the Subordinated Lender on the Subordinated Obligations until after the date that is 181 days after the Senior Termination Date, and any payment, proceeds or distributions made by an Obligor or received (including by set-off, recoupment, as the proceeds of any Collateral or any other manner) by the Subordinated Lender other than as expressly permitted above shall be deemed the property of the Senior Agent and the other Senior Creditors, shall be segregated by the Subordinated Lender and be deemed to have been received by and held by the Subordinated Lender in trust for the Senior Agent and the other Senior Creditors, and shall be turned over by the Subordinated Lender as soon as practical to the Senior Agent in the identical form received (with any necessary endorsements) for distribution to the Senior Creditors in accordance with the Senior Transaction Documents.

(b)No Senior Default shall be deemed to have been waived for purposes of this Section 3 unless and until the Obligors and the Subordinated Lender shall have received a written notice of the waiver of such Senior Default from the Senior Agent.

(c)If the Subordinated Lender receives payment pursuant to clause (a) of this Section 3, such payment shall be deemed to constitute a representation by the Obligors to the Senior Agent and the other Senior Creditors that each of the conditions set forth in subclause 3(a) are satisfied and that such payment is otherwise permitted by such clause (a) and the Senior Transaction Documents.

(d)The provisions of Section 3(a) shall not be applicable to the extent that the provisions of Section 4 are applicable.

4. Additional Provisions Concerning Subordination. The Subordinated Lender and the Obligors further hereby agree that upon the occurrence of any Insolvency Event:

(i) all Senior Obligations shall be paid in full before any payment or distribution of whatever kind or nature is made by or with the assets of any of the Obligors with respect to the Subordinated Obligations; and

(ii) any payment or distribution of assets of any Obligor, whether in cash, property or securities, to which the Subordinated Lender would be entitled except for the provisions hereof, shall be paid or delivered by the Obligors, or any receiver, trustee in bankruptcy, liquidating trustee, disbursing agent or other Person making such payment or distribution, directly to the Senior Agent, for its benefit and the benefit of the Senior Creditors, to the extent necessary to pay in full all Senior Obligations, before any payment or distribution of any kind or nature shall be made to the Subordinated Lender.

5. Rights in Collateral.

(a) Notwithstanding anything to the contrary contained in the Securities Purchase Agreement, any Senior Security Document, any other Senior Transaction Document or the Subordinated Credit Agreement, any Subordinated Security Document or other Subordinated Loan Document and irrespective of:

(i) the time, order or method of attachment or perfection of the security interests created by any Senior Security Document or any Subordinated Security Document,

(ii) the time or order of filing or recording of financing statements or other documents filed or recorded to perfect security interests in any Collateral,

(iii) anything contained in any filing or agreement to which the Senior Agent, any Senior Creditor or the Subordinated Lender now or hereafter may be a party;

(iv) the avoidance, subordination, invalidity or lapse of any Liens granted by any of the Obligors or any of their Subsidiaries in favor of the Senior Agent or any of the Senior Creditors pursuant to the Senior Transaction Documents; or

(v) the rules for determining perfection or priority under the Uniform Commercial Code or any other law governing the relative priorities of secured creditors,

any security interest in any Collateral pursuant to any Senior Security Documents has and shall have priority over any security interest in such Collateral pursuant to any Subordinated Security Document. Upon the request of the Senior Agent and at the Company’s expense, the Subordinated Lender agrees to file amendments to each of its UCC financing statements and any other publicly filed instruments to expressly acknowledge that the liens evidenced thereby are junior and subordinate to those securing the Senior Obligations, such amendments to be in form and substance reasonably satisfactory to the Senior Agent.

(b) The Subordinated Lender acknowledges and agrees that the Senior Obligations may be increased or reduced and that the terms of the Senior Transaction Documents may be modified, extended or amended from time to time, and that the aggregate amount of the Senior Obligations may be replaced or refinanced, in each event, without the consent of or notice to the Subordinated Lender and without affecting the provisions hereof.

(c) So long as the Senior Termination Date shall not have occurred, whether or not any Insolvency Event has occurred,

(i) the Subordinated Lender will not (A) exercise or seek to exercise any rights or exercise any remedies with respect to any Collateral or (B) institute any action or proceeding with respect to such rights or remedies, including without limitation, any action of foreclosure or (C) contest, protest or, except as set forth in Section 12(g) hereof, object to any foreclosure proceeding or action brought by the Senior Agent or any of the Senior Creditors or any other exercise by the Senior Agent or any of the Senior Creditors of any rights and remedies under any Senior Transaction Documents; or

(ii) the Senior Agent and the other Senior Creditors shall each have the exclusive right to enforce rights and exercise remedies with respect to the Senior Obligations and neither the Senior Agent nor the other Senior Creditors shall be required to marshal any Collateral.

(d) In exercising rights and remedies with respect to the Collateral, the Senior Agent and the other Senior Creditors may enforce the provisions of the Senior Security Documents and exercise remedies thereunder and under any other Senior Transaction Documents, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include, without limitation, the rights to sell or otherwise dispose of Collateral, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction.

(e) From and after the Senior Termination Date, the Subordinated Lender shall have the right to enforce the provisions of the Subordinated Security Documents and exercise remedies thereunder.

(f) Any money, property or securities realized upon the sale, disposition or other realization by the Senior Agent and/or the other Senior Creditors upon all or any part of the Collateral, shall be applied by the Senior Agent and the other Senior Creditors to the Senior Obligations in such order as the Senior Agent and the other Senior Creditors deem appropriate in their sole discretion (subject to any limitations thereon in the Senior Transaction Documents).

(g) Whether or not any Insolvency Proceeding has been commenced by or against any Obligor, any Collateral or proceeds thereof received in connection with any exercise of any rights and remedies with respect to the Collateral shall (at such time as such Collateral or proceeds has been monetized) be applied: (i) first, to the payment of costs and expenses of the Senior Agent in connection with such exercise of rights and remedies, (ii) second, to the payment or collateralization of the Senior Obligations in accordance with the Senior Transaction Documents, (iii) third, to the payment of costs and expenses of the Subordinated Lender in connection with such exercise of rights and remedies (to the extent Subordinated Lender’s exercise of rights and remedies is permitted under this Agreement), and (iv) fourth, to the payment of the Subordinated Obligations in accordance with the Subordinated Loan Documents.

(h) The Senior Agent's rights with respect to the Collateral include the right to release any or all of the Collateral from the Lien of any Senior Security Document or Subordinated Security Document in connection with the sale of such Collateral, notwithstanding that the net proceeds of any such sale may not be used to permanently prepay any Senior Obligations or Subordinated Obligations. In the event Senior Agent releases any of its Liens on all or any part of the Collateral as permitted under this Section 5(h), Senior Agent agrees to use commercially reasonable efforts to notify Subordinated Lender in writing at least 5 days in advance thereof with such notice describing in reasonable details the portion of the Collateral to be released. If the Senior Agent shall determine, in connection with any sale of Collateral, that the release of the Lien of any Subordinated Security Document on such Collateral in connection with such sale is necessary or advisable, the Subordinated Lender shall execute such release documents and instruments and shall take such further actions as the Senior Agent shall reasonably request. The Subordinated Lender hereby irrevocably constitutes and appoints the Senior Agent and any officer of the Senior Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Subordinated Lender and in the name of the Subordinated Lender or in the Senior Agent's own names, from time to time in the Senior Agent's discretion, for the purpose of carrying out the terms of this Agreement if and to the extent the Subordinated Lender fails to take any such action promptly after the Senior Agent's demand therefor, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, executing and/or filing any financing statements, endorsements, assignments or other instruments of transfer or release. The Subordinated Lender hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in this paragraph. Notwithstanding the foregoing, in the event the Senior Agent releases its Liens on behalf of itself and the other Senior Creditors on the Collateral in connection with the payment in full of the Senior Obligations, Subordinated Lender shall not be obligated to release its liens (nor be deemed to release its Liens hereunder) or any Collateral remaining after giving effect to payment in full of the Senior Obligations.

6. Consent of the Subordinated Lender.

(a) The Subordinated Lender hereby consents and agrees that, without the necessity of any reservation of rights against the Subordinated Lender, and without notice to or further assent by the Subordinated Lender:

(i) any demand for payment of any Senior Obligations made by the Senior Agent or any other Senior Creditor may be rescinded in whole or in part by the Senior Agent or such Senior Creditor, and any Senior Obligation may be continued, and the Senior Obligations, or the liability of the Obligors or any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, or any obligation or liability of Obligor or any other party under any of the Senior Transaction Documents, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released by the Senior Agent or the other Senior Creditors; and

(ii) any of the Senior Transaction Documents may be amended, modified, supplemented or terminated, in whole or in part, as the Senior Agent and/or the other Senior Creditors may deem advisable from time to time, and any collateral security at any time held by the Senior Agent for the payment of any of the Senior Obligations may be sold, exchanged, waived, surrendered or released, in each case all without notice to or further assent by the Subordinated Lender, which will remain bound under this Agreement, and all without impairing, abridging, releasing or affecting the subordination provided for herein.

(b) The Subordinated Lender hereby waives any and all notice of the creation, renewal, extension or accrual of any of the Senior Obligations, notice of or proof of reliance by the Senior Agent or the other Senior Creditors upon this Agreement, notice of any adverse change in the financial condition of any Obligor or of any other fact that might increase the Subordinated Lender’s risk hereunder, notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Senior Transaction Documents, notice of any Event of Default under the Senior Transaction Documents, and all other notices and demands to which the Subordinated Lender might otherwise be entitled. The Senior Obligations, and any of them, shall be deemed conclusively to have been created, contracted or incurred in reliance upon this Agreement, and all dealings among the Obligors (or any of them), the Senior Agent and the other Senior Creditors shall be deemed to have been consummated in reliance upon this Agreement. The Subordinated Lender acknowledges and agrees that the Senior Agent and the Senior Creditors have relied upon the subordination provided for herein in consenting to the transactions contemplated under the Subordinate Loan Documents. The Subordinated Lender waives notice of or proof of reliance on this Agreement and protest, demand for payment and notice of default.

(c) The Subordinated Lender hereby waives any right that the Subordinated Lender may have whether such right arises under the Uniform Commercial Code of any applicable jurisdiction or other applicable law, to receive notice of the Senior Agent’s or other Senior Creditors’ intended disposition of any Collateral or the Senior Agent’s or other Senior Creditors’ proposed retention of any Collateral in satisfaction of the Senior Obligations (or any portion thereof). The Subordinated Lender further agrees that in the event any Obligor or any its Subsidiaries consents or fails to object to a proposed retention of any Collateral by the Senior Agent or the other Senior Creditors in satisfaction of the Senior Obligations (or a portion thereof), the Subordinated Lender hereby consents to such proposed retention regardless of whether the Subordinated Lender is provided with notice of such proposed retention.

7. Negative Covenants of the Subordinated Lender. Until such time as the Senior Termination Date shall have occurred, the Subordinated Lender shall not, without the prior written consent of the Senior Agent:

(a) sell, assign, or otherwise transfer, in whole or in part, the Subordinated Obligations or any interest therein to any other Person (a ”Transferee”) or create, incur or suffer to exist any security interest, lien, charge or other encumbrance whatsoever upon the Subordinated Obligations in favor of any Transferee unless (i) such assignment or transfer is to a Transferee which is a fund or account managed by or under common management with the Subordinated Lender and the Transferee of which shall be bound by all terms and provisions hereof (and any transfer to any such Transferee in violation of this provision shall be deemed void and of no force or effect) or (ii) such assignment or transfer is to any other Transferee and (A) such action is made expressly subject to this Agreement and (B) such Transferee expressly acknowledges to the Senior Agent, by a writing in form and substance satisfactory to the Senior Agent, the subordination provided for herein and agrees to be bound by all of the terms hereof;

(b) permit any of the Subordinated Loan Documents to be amended, modified or otherwise supplemented;

(c)commence, or join with any creditors other than the Senior Agent and the other Senior Creditors, collectively, in commencing any Insolvency Proceeding or seeking to have a trustee, receiver, liquidator or similar official appointed for any Obligor, or take or attempt to take any action to take possession, foreclose upon, liquidate or otherwise proceed against any Collateral, exercise any right, remedy or power with respect to, or otherwise take any action to enforce their interest in or realize upon the Collateral;

(d) assert, collect, take any action or institute any proceeding to collect, or enforce all or any part of the Subordinated Obligations or any claims in respect thereof, except as specifically provided for herein;

(e) take or cause to be taken any action, the purpose or effect of which is to make any Lien in respect of any Subordinated Obligations pari passu with or senior to the Liens under the Senior Transaction Documents;

(f) except as permitted pursuant to Section 12(g) of this Agreement, oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings (including, without limitation, any Insolvency Proceeding) or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of the Collateral by the Senior Agent or the other Senior Creditors or the taking or enforcing of any other action, rights or proceeding by the Senior Agent or the other Senior Creditors in respect of the Collateral or the Senior Obligations; or

(g) initiate or prosecute or join with any other Person to initiate or prosecute any claim, action, objection or other proceeding (w) challenging the enforceability of the Senior Agent’s or any Senior Creditor’s claim in any Insolvency Proceeding, (x) challenging the enforceability of any liens or security interests in assets securing the Senior Obligations, (y) asserting any claims which Obligors may hold with respect to the Senior Agent or any other Senior Creditor, or (z) except as permitted pursuant to Section 12(g) of this Agreement, objecting to any sale or other disposition of Obligors’ assets consented to by the Senior Agent and/or the other Senior Creditors in any Insolvency Proceeding.

8. Senior Obligations Unconditional. All rights and interests of the Senior Agent and the other Senior Creditors hereunder, and all agreements and obligations of the Subordinated Lender and Obligors hereunder, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Senior Security Documents or any other Senior Transaction Documents;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any amendment or waiver or other modification, whether by course of conduct or otherwise, of the terms of the Securities Purchase Agreement, the Senior Notes, or any other Senior Security Document;

(c) any exchange, release or non-perfection of any security interest in any Collateral, or any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or any guarantee thereof; or

(d) any other circumstances which otherwise might constitute a defense available to, or a discharge of, Obligor in respect of the Senior Obligations, or of either the Subordinated Lender or any Obligor in respect of this Agreement.

9. Representations and Warranties. The Subordinated Lender represents and warrants to the Senior Agent and the other Senior Creditors that on the date hereof:

(a) (i) the Subordinated Loan Documents, including the Subordinated Credit Agreement and the Subordinated Note, have been issued to it for good and valuable consideration, (ii) the Subordinated Obligations are owned by the Subordinated Lender free and clear of any security interests, liens, charges or encumbrances whatsoever arising from, through or under the Subordinated Lender, (iii) the Subordinated Obligations are payable solely and exclusively to the Subordinated Lender and to no other Person and are payable without deduction for any defense, offset or counterclaim, and (iv) the Subordinated Note and the Subordinated Credit Agreement constitute the only evidence of the Subordinated Obligations;

(b) the Subordinated Lender has the corporate power and authority and the legal right to execute and deliver and to perform its obligations under this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

(c) this Agreement constitutes a legal, valid and binding obligation of the Subordinated Lender enforceable against the Subordinated Lender in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, moratorium or other similar laws affecting creditors’ rights generally or by general principles of equity (whether determined in a case in equity or at law);

(d) the execution, delivery and performance of this Agreement will not violate any provision of any law, rule, regulation, writ, order, judgment or decree binding upon the Subordinated Lender or any term of any indenture, loan agreement, security agreement or other material contract (including, without limitation, this Agreement or the Transaction Documents) to which the Subordinated Lender is a party or by which it is bound and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Subordinated Lender pursuant to any requirement of law affecting or any contractual obligation of the Subordinated Lender, except the interests of the Senior Agent under this Agreement; and

(e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Subordinated Lender), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

10. No Representation by the Senior Agent or the other Senior Creditors. (a) Except as set forth in clause (b) below, none of the Senior Agent or any other Senior Creditor has made or otherwise makes to the Subordinated Lender, any representations or warranties, express, or implied, nor do the Senior Agent or any Senior Creditor assume any liability to the Subordinated Lender with respect to: (i) the financial or other condition of Obligors or any other obligor under any instruments of guarantee with respect to the Senior Obligations, (ii) the enforceability, validity, value or collectibility of the Senior Obligations or the Subordinated Obligations, any collateral therefor, or any guarantee or security which may have been granted in connection with any of the Senior Obligations or the Subordinated Obligations or (iii) Obligors’ title or right to transfer any collateral or security.

(b) Senior Agent represents and warrants that, to its knowledge, no Event of Default (i) is currently outstanding under the Senior Transaction Documents and (ii) has occurred under the Senior Transaction Documents that has not, on or prior to the date hereof, been waived by the Senior Lenders.

11. Waiver of Claims. To the maximum extent permitted by law, the Subordinated Lender waives any claim it might have against the Senior Agent or any other Senior Creditor with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of the Senior Agent or any other Senior Creditor, or their respective directors, officers, employees or agents with respect to any exercise of rights or remedies under the Senior Transaction Documents or any transaction relating to the Collateral. Neither of the Senior Agent, any other Senior Creditor nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Obligor or the Subordinated Lender or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

12. Provisions Applicable After Bankruptcy. No Turnover.

(a) The provisions of this Agreement shall continue in full force and effect notwithstanding the occurrence of any Insolvency Event. All references in this Agreement to the Obligors shall be deemed to include such Obligor as a debtor-in-possession and any receiver or trustee for such Obligor in any Insolvency Proceeding.

(b) The Subordinated Lender agrees not to support or vote in favor of any plan of reorganization (and shall be deemed to have voted to reject any plan of reorganization) unless such plan (i) pays off, in cash in full, all Senior Obligations, (ii) is accepted by the class of Senior Creditors voting thereon and is supported by the Senior Agent or (iii) incorporates this Agreement by reference and continues the rights and priorities set forth herein with respect to the Senior Obligations and the Subordinated Obligations and the Collateral in a manner which is not adverse to the Senior Agent and the other Senior Creditors subsequent to the date of any such plan of reorganization.

(c) Until the Senior Termination Date shall have occurred, the Subordinated Lender hereby agrees that it shall not file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case, in respect of any of the Collateral, including, without limitation, with respect to the determination of any Liens or claims held by the Senior Agent and the other Senior Creditors (including the validity and enforceability thereof) or the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise; provided that the Subordinated Lender may file a proof of claim in any Insolvency Proceeding subject to the limitations of this Agreement with respect thereto.

(d) If any Obligor or any Subsidiary thereof becomes the subject of an Insolvency Proceeding, and if the Senior Agent or any of the other Senior Creditors desire to consent to the use of cash collateral under the Bankruptcy Code or to provide financing to any Obligor under the Bankruptcy Code (“DIP Financing”), then the Subordinated Lender agrees that it (w) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to, the use of such cash collateral or to such DIP Financing, (x) will not request or accept adequate protection or any other relief in connection with the use of such cash collateral or such DIP Financing; provided that if all of the Senior Creditors shall have been provided adequate protection, then the Subordinated Lender may also request and accept adequate protection to the extent such protections do not entitle the Subordinated Lender priority to any assets or payments senior to, or pari passu with, the Senior Obligations or otherwise contravening the terms of this Agreement, (y) will subordinate (and will be deemed hereunder to have subordinated) the Liens under the Subordinated Loan Documents (1) to such DIP Financing on the same terms as such Liens are subordinated to the Liens relating to the Senior Transaction Documents (and such subordination will not alter in any manner the terms of this Agreement) and (2) to any adequate protections provided to the Senior Agent and the other Senior Creditors, and (z) agrees that notice received five days prior to the entry of an order approving such usage of cash collateral or approving such financing shall be adequate notice.

(e) The Subordinated Lender agrees that it will not (x) seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any Collateral without the consent of the Senior Agent or (y) seek or offer to provide financing to any Obligor under any DIP Financing unless consented to by the Senior Agent.

(f) The Subordinated Lender agrees that it shall not object, contest or support any other Person objecting to or contesting (i) any request by the Senior Agent or the other Senior Creditors for adequate protection or (ii) any objection by the Senior Agent or the other Senior Creditors to any motion, relief, action or proceeding based on a claim of a lack of adequate protection or (iii) the payment of interest, fees, expenses or other amounts to the Senior Agent or the other Senior Creditors under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise.

(g) Except as set forth in the following proviso, the Subordinated Lender shall not oppose any sale or disposition of any assets of any Obligor that is supported by the Senior Agent and, to the extent not objected to in accordance with the following proviso, the Subordinated Lender shall be deemed to have consented to any such sale or disposition pursuant to Section 363 of the Bankruptcy Code and to have its Lien released in such asset; provided that notwithstanding the foregoing, the Subordinated Lender shall retain such rights to object to any such sale or disposition as any unsecured creditor would possess.

(h) Nothing contained herein shall prohibit or any way limit any of the Senior Agent or the other Senior Creditors from objecting in any Insolvency Proceeding or otherwise to any action taken by the Subordinated Lender, including the seeking by the Subordinated Lender or adequate protection or the asserting the Subordinated Lender of its rights and remedies under the Subordinated Loan Documents or otherwise.

(i) In the event that Subordinated Lender shall not have filed a claim permitted hereunder in any Insolvency Proceeding with respect to any Obligor at least 60 days prior to the expiration of the time to file such claims, then Senior Agent , on behalf of Subordinated Lender, shall be authorized to file a claim with respect to the Subordinated Debt.

(j) Notwithstanding anything herein to the contrary, in the event that any part of a claim of the Subordinated Lender is deemed to be unsecured, the Subordinated Lender shall retain such rights as any unsecured creditor would possess.

13. Invalidated Payments. To the extent that the Senior Agent or any other Senior Creditor receives payments on, or proceeds of Collateral for, the Senior Obligations which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to any Obligor or any Subsidiary thereof, a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then to the extent of such payment or proceeds received, the Senior Obligations, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by the Senior Agent or such other Senior Creditor.

14. Further Assurances. The Subordinated Lender and Obligors may, and at any time from time to time upon the written request of the Senior Agent shall, in each case, at their own expense, promptly and duly execute and deliver such further instruments and documents and take such further actions as the Senior Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

15. Turnover. Whether or not any Insolvency Proceeding has been commenced by or against any Obligor, any Collateral or proceeds thereof received by the Subordinated Lender (a) in connection with the exercise of any rights and remedies with respect to the Collateral or otherwise, or (b) as a result of the Subordinated Lender’s collusion with any Obligor in violating the rights of the Senior Agent or any other Senior Creditor (within the meaning of Section 9-332 of the Uniform Commercial Code of any applicable jurisdiction), shall be segregated and held in trust and forthwith paid over to the Senior Agent in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Senior Agent is hereby authorized to make any such endorsements as agent for the Subordinated Lender. This authorization is coupled with an interest and is irrevocable until the Senior Termination Date.

16. Provisions Define Relative Rights. This Agreement is intended solely for the purpose of defining the relative rights of the Senior Agent and the other Senior Creditors, collectively, on the one hand, and the Subordinated Lender, on the other hand, and no other Person shall have any right, benefit or other interest under this Agreement.

17. Legend. The Subordinated Lender and each Obligor will cause each of the Subordinated Note and each Subordinated Loan Document to bear upon its face a legend referring to this Agreement and indicating that such documents are subordinated as provided herein.

18. Specific Performance. The Senior Agent is hereby authorized to demand specific performance of this Agreement at any time when the Subordinated Lender shall have failed to comply with any of the provisions of this Agreement applicable to the Subordinated Lender whether or not the Obligors shall have complied with any of the provisions hereof applicable to the Obligors, and the Subordinated Lender hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

19. Powers Coupled With An Interest. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the Senior Termination Date shall have occurred.

20. Notices; Appointment as Agent. All notices, requests and demands to or upon the Senior Agent, the other Senior Creditors, the Obligors or the Subordinated Lender to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (a) when delivered by hand or (b) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (c) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

If to the Senior Agent or to any other Senior Creditor:

c/o Sandell Asset Management
40 West 57th St
26th Floor
New York, NY 10019
Telephone: 212-603-5700
Facsimile: 212-603-5710
Attention: Cem Hacioglu/Matthew Pliskin

If to any Obligor:

RxElite, Inc.
1404 North Main
Suite 200
Meridian, Idaho 83642
Telephone: 208-288-5550
Facsimile: 208-288-1191
Attention: Jonathan Houssian

With a copy to:

Haynes and Boone, LLP
153 East 53rd Street, Suite 4900
New York, NY 10022
Telephone: 212-659-7300
Facsimile: 212-918-8989
Attention: Harvey J. Kesner, Esq

If to the Subordinated Lender:

NPIL Pharma Inc.
379 Thornall Street, 1st Floor
Alfeiri Building
Edison, NJ 08837
Attention: R Ananthanarayanan, President
Telephone: 732-549-9451
Telecopier: 732 388 4013

with copies to:

Waller Lansden Dortch & Davis
511 Union Street, Suite 2700
Nashville, TN 37212
Attention: Robert L. Harris, Esq.: Jessica Green Gichner
Telephone: 615-850-8467, 615-850-8675
Telecopier: 615-244-6804

The Senior Agent, the Obligors and the Subordinated Lender may change their respective addresses and transmission numbers for notices by notice in the manner provided in this Section.

Each Senior Creditor hereby appoints the Senior Agent, as its agent and representative hereunder to take such actions, receive and give all notices and grant all acquittance in accordance with the terms of this Agreement.

21. Counterparts. This Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Agreement signed by all the parties shall be lodged with the Senior Agent. Execution and delivery may be effected by the transmission of facsimile signatures pages. The parties shall thereafter exchange original signature pages.

22. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

23. Integration. This Agreement represents the agreement of the Senior Agent and the Subordinated Lender with respect to the subject matter hereof and there are no promises or representations by the Senior Agent or by the Subordinated Lender relative to the subject matter hereof not reflected herein.

24. Amendments in Writing; No Waiver: Cumulative Remedies.

(a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Senior Agent and the Subordinated Lender; provided that if any such amendment or supplement hereto modifies the obligations of any of the Obligors hereunder or under the Senior Transaction Documents or the Subordinated Loan Documents in any material adverse respect, the consent of such Obligor being so impacted shall also be required, otherwise the consent of the Obligors is not required.

(b) No failure to exercise, nor any delay in exercising, on the part of the Senior Agent or any other Senior Creditor, of any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

25. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

26. Successors and Assigns. This Agreement shall be binding upon the successors, heirs, administrators, executors and assigns of each of the Obligors and the Subordinated Lender and shall inure to the benefit of each of the Senior Agent, the other Senior Creditors and their respective successors and assigns.

27. GOVERNING LAW: CONSENT TO JURISDICTION AND VENUE. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE SENIOR TRANSACTION DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH OF OBLIGORS, SUBORDINATED LENDER, SENIOR CREDITORS AND SENIOR AGENT HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK OR NEW YORK, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES AMONG OBLIGORS, SUBORDINATED LENDER, SENIOR CREDITORS AND SENIOR AGENT (OR ANY OF THEM) PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT, PROVIDED, THAT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF SUCH LOCATIONS AND, PROVIDED, FURTHER THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE SENIOR AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SENIOR OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE SENIOR AGENT. THE OBLIGORS AND SUBORDINATED LENDER EACH EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE OBLIGORS AND SUBORDINATED LENDER EACH HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. OBLIGORS AND SUBORDINATED LENDER EACH HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINTS AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO IT AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT OR BENEATH ITS SIGNATURE LINE BELOW, AS THE CASE MAY BE, AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH OBLIGOR’S OR SUBORDINATED LENDER’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

28. MUTUAL WAIVER OF JURY TRIAL. THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE PARTIES ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE SENIOR TRANSACTION DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

SUBORDINATED LENDER: NPIL PHARMA INC. By:________________________ Title:

SENIOR AGENT: CASTLERIGG MASTER INVESTMENTS LTD., AS THE SENIOR AGENT By:________________________ Title:

OBLIGORS: RXELITE, INC. By:________________________ Title:

RXELITE HOLDINGS INC. By: ________________________ Name: Title:

OBLIGORS’ ACKNOWLEDGEMENT AND CONSENT

Each of the undersigned hereby consents to the foregoing Intercreditor and Subordination Agreement dated as of May 30, 2008 (the “Intercreditor Agreement”) to which this Acknowledgement and Consent (this “Acknowledgement”) is attached. By executing this Acknowledgement, each of the undersigned hereby acknowledges the provisions of the Intercreditor Agreement as they relate to the relative rights of the Senior Agent, the other Senior Creditors and the Subordinated Lender as between such creditors (collectively, the “Creditors”). The undersigned each further agrees that, except as expressly otherwise provided in the Intercreditor Agreement, the terms of the Intercreditor Agreement shall not give the undersigned any, nor modify any, substantive rights vis-à-vis any Creditor, or any obligations or liabilities owing to such parties, under any instrument, document, agreement or arrangement. If any Creditor shall enforce its rights or remedies in violation of the terms of the Intercreditor Agreement, each Obligor agrees that it shall not use such violation as a defense to any future enforcement by any Creditor under the Intercreditor Agreement, or the enforcement by any such Creditor of any other instrument, document or agreement under which such Obligor is bound or assert such violation as a counterclaim or basis for set-off or recoupment against any such Creditor. and agrees to abide thereby and to keep, observe and perform the several matters and things therein intended to be kept, observed and performed by it, and specifically agrees not to make any payments contrary to the terms of said Agreement.

A breach of any of the terms and conditions of this consent by any Obligor or any Subsidiary thereof shall constitute an "Event of Default" under the Senior Transaction Documents.

RXELITE, INC. By:________________________ Title:

RXELITE HOLDINGS INC. By: ________________________ Name: Title: